                                                                    EXHIBIT 99.9


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

Cape Cod Light, L.L.C.,


                                                        Case Number 01-10962 EIK

                    Debtor.                             Chapter 11



                       SCHEDULE OF ASSETS AND LIABILITIES
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of Cape Cod Light, L.L.C., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Summary of Schedules and Schedule A, B, D, E, F, G and H (collectively, the "Schedules"), and that they are true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Schedules accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       Cape Cod Light, L.L.C.
                                       Two North Riverside Plaza
                                       Chicago, IL 60606-2609

                        UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAPE COD LIGHT, L.L.C.                         Case Number:01-10962(EIK)

                       SCHEDULE OF ASSETS AND LIABILITIES

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend these Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Schedules of Assets and LIabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAPE COD LIGHT, L.L.C.                              Case No:01-10962(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                    ATTACHED
      NAME OF SCHEDULE                              (YES/NO)            ASSETS          LIABILITIES
      ----------------                              --------            ------          -----------

A.  Real Property                                     Yes         $         0.00

B.  Personal Property                                 Yes         $51,036,855.82

D.  Creditors Holding Secured Claims                  Yes                              $39,949,899.00

E.  Creditors Holding Unsecured Priority Claims       Yes                              $         0.00

F.  Creditors Holding Unsecured Nonpriority Claims    Yes                              $57,414,997.23

G.  Executory Contracts and Unexpired Leases          Yes

H.  Codebtors                                         Yes

  EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)            No

J.  Current Expenditure of Individual Debtor(s)       No

             TOTALS                                               $51,036,855.82       $97,364,896.23

CAPE COD LIGHT, L.L.C.                                          01-10962 (EIK)
----------------------                                          --------------
               Debtor                                              Case No.

                             SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

CAPE COD LIGHT, L.L.C.                                       01-10962 (EIK)
----------------------                                       --------------
      Debtor                                                   Case No.

                           SCHEDULE A - REAL PROPERTY

                                                           NET BOOK VALUE
                                                           OF DEBTOR'S INTEREST
                                                           IN PROPERTY, WITHOUT
                                                           DEDUCTING ANY SECURED
DESCRIPTION AND LOCATION       NATURE OF DEBTOR'S          CLAIM OR EXEMPTION                AMOUNT OF
OF PROPERTY                    INTEREST IN PROPERTY                                          SECURED CLAIM
----------------------------------------------------------------------------------------------------------

      -None-

                                                           Total Debtor -

                                          Total -


CAPE COD LIGHT, L.L.C.                                       01-10962 (EIK)
----------------------                                       --------------
      Debtor                                                   Case No.


                          SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."

                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  CAPE COD LIGHT, L.L.C.                   Case No:       01-10962 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION           NET BOOK
    TYPE OF PROPERTY                                                 NONE        OF PROPERTY                        VALUE(*)
    ----------------                                                 ----        ------------------------           --------
1.   Cash on hand.                                                     X         NONE                               $        0.00

2.   Checking, savings or other financial accounts, certificates                 SEE EXHIBIT-B2                     $8,158,727.80
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or
     credit unions, brokerage houses, or cooperatives.

3.   Security deposits with public utilites, telephone                 X         NONE                               $        0.00
     companies, landlords and others.

4.   Household goods and furnishings, including audio, video           X         NONE                               $        0.00
     and computer equipment.

5.   Books, pictures and other art objects, antiques, stamp,                     SEE EXHIBIT-B5                     $        0.00
     coin, record, tape, compact disc and
     other collections or collectibles.

6.   Wearing apparel.                                                  X         NONE                               $        0.00

7.   Furs and jewelry.                                                 X         NONE
                                                                                                                    $        0.00

8.   Firearms and sports, photographic and other hobby                 X         NONE                               $        0.00
     equipment.

9.   Interests in insurance policies. Name of insurance                X         NONE                               $        0.00
     company of each policy and itemize surrender or
     refund value of each.

10.  Annuities. Itemize and name each issuer.                          X         NONE                               $        0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit        X         NONE                               $        0.00
      sharing plan.

12.  Stock and interest in incorporated and unincorporated             X         NONE                               $        0.00
     businesses.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAPE COD LIGHT, L.L.C.                         Case No:  01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                                DESCRIPTION AND LOCATION        BOOK
    TYPE OF PROPERTY                                                    NONE    OF PROPERTY                     VALUE(*)
    ----------------                                                    ----    ------------------------        --------

13.  Interest in partnerships or joint ventures.                          X     NONE                            $        0.00

14.  Government and corporate bonds and other negotiable                  X     NONE                            $        0.00
     and non-negotiable instruments.

15.  Accounts receivable.                                                       SEE EXHIBIT-B15                 $3,961,914.69

16.  Alimony, maintenance, support and property settlements               X     NONE                            $        0.00
     to which the debtor is or may be entitled.

17.  Other liquidated debts owing debtor including tax refunds.                 SEE EXHIBIT-B17                 $        0.00

18.  Equitable future interests, life estates, and rights or              X     NONE                            $        0.00
     powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a                 X     NONE                            $        0.00
     decedent, death benefit plan, life insurance policy or
     trust

20.  Other contingent and unliquidated claims of every nature,                  SEE EXHIBIT-B20                 $        0.00
     including tax refunds, counterclaims of the debtor and
     rights to setoff claims.

21.  Patents, copyrights and other intellectual property.                 X     NONE                            $        0.00

22.  Licenses, franchises and other general intangibles.                        SEE EXHIBIT-B22                 $        0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:  CAPE COD LIGHT, L.L.C.                        Case No: 01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY

                                                                              DESCRIPTION AND LOCATION        NET BOOK
    TYPE OF PROPERTY                                                 NONE     OF PROPERTY                     VALUE(*)
    ----------------                                                 ----     -----------                     --------

23.  Automobiles, trucks, trailers and other vehicles and             X       NONE                            $          0.00
     accessories

24.  Boats, motors and accessories                                    X       NONE                            $          0.00

25.  Aircraft and accessories                                         X       NONE                            $          0.00

26.  Office equipment, furnishings and supplies                       X       NONE                            $          0.00

27.  Machinery, fixtures, equipment and supplies used in              X       NONE                            $          0.00
     business

28.  Inventory                                                                SEE EXHIBIT-B28                 $    217,563.69

29.  Animals                                                          X       NONE                            $          0.00

30.  Crop - growing or harvested                                      X       NONE                            $          0.00

31.  Farm equipment and implements                                    X       NONE                            $          0.00

32.  Farm supplies, chemicals and feed                                X       NONE                            $          0.00

33.  Other personal property of any kind not already listed                    SEE EXHIBIT-B33                $ 38,698,649.64

                                                         TOTAL:                                               $ 51,036,855.82


                      UNITED STATES BANKRUPTCY COURT 1/4/02
                        DISTRICT OF DELAWARE Page 1 of 8

In re: CAPE COD LIGHT, L.L.C.                        Case No: 01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

ASSET ID       DESCRIPTION                                           LOCATION                           NET BOOK VALUE
--------       -----------                                           --------                           --------------

110            CAPE COD LIGHT ESCROW ACCOUNT               U.S. DEPARTMENT OF TRANSPORTATION             $8,158,727.80
                                                           MARITIME ADMINISTRATION
                                                           400 SEVENTH STREET, SW
                                                           WASHINGTON, DC 20590
                                                                                                         -------------
                                              TOTAL                                                      $8,158,727.80
                                                                                                         =============

                  UNITED STATES BANKRUPTCY COURT                      1/4/02
                        DISTRICT OF DELAWARE                      Page 2 of 8

In re:  CAPE COD LIGHT, L.L.C.                        Case No:  01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5

ASSET ID       DESCRIPTION                  LOCATION             NET BOOK VALUE
--------       -----------                  --------             --------------

534
                                                                 ----------
                                     TOTAL                       $     0.00
                                                                 ==========

Amounts are included in B26 and B27.

                  UNITED STATES BANKRUPTCY COURT                      1/4/02
                        DISTRICT OF DELAWARE                      Page 3 of 8

In re:  CAPE COD LIGHT, L.L.C.                        Case No:  01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15

ASSET ID       DESCRIPTION                  LOCATION                                  NET BOOK VALUE
--------       -----------                  --------                                  --------------

222            ACCOUNTS RECEIVABLE            PASSENGER FARE RECEIVABLES              $   12,632.96

352            INTERCOMPANY RECEIVABLES       AMERICAN CLASSIC VOYAGES CO.            $1,830,239.62

353            INTERCOMPANY RECEIVABLES       CAPE MAY LIGHT, LLC                     $    8,675.31

507            INTERCOMPANY RECEIVABLES       DELTA QUEEN COASTAL VOYAGES, L.L.C.     $    1,302.19

354            INTERCOMPANY RECEIVABLES       GREAT AQ STEAMBOAT, LLC                 $  500,000.00

355            INTERCOMPANY RECEIVABLES       GREAT INDEPENDENCE SHIP CO.             $   32,099.49

356            INTERCOMPANY RECEIVABLES       GREAT RIVER CRUISE LINE, LLC            $      270.05

357            INTERCOMPANY RECEIVABLES       OCEANIC SHIP CO.                        $   42,930.22

358            INTERCOMPANY RECEIVABLES       PROJECT AMERICA SHIP II, INC.           $   97,472.74

360            INTERCOMPANY RECEIVABLES       THE DELTA QUEEN STEAMBOAT CO.           $1,436,292.11
                                                                                      -------------
                                       TOTAL                                          $3,961,914.69
                                                                                      =============

                  UNITED STATES BANKRUPTCY COURT                  1/4/02
                        DISTRICT OF DELAWARE                      Page 4 of 8

In re:  CAPE COD LIGHT, L.L.C.                        Case No:  01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B14

ASSET ID       DESCRIPTION                  LOCATION             NET BOOK VALUE
--------       -----------                  --------             --------------
555
                                                                    ------
                                TOTAL                               $0.00
                                                                    =====


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                  UNITED STATES BANKRUPTCY COURT                  1/4/02
                        DISTRICT OF DELAWARE                      Page 5 of 8

In re:  CAPE COD LIGHT, L.L.C.                        Case No:  01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20

ASSET ID       DESCRIPTION        LOCATION                                         NET BOOK VALUE
--------       -----------        --------                                         --------------

125              CLAIM            UNITED STATES OF AMERICA (SEE NOTE BELOW)           UNKNOWN
                                  DEPARTMENT OF TRANSPORTATION
                                  MARITIME ADMINISTRATION
                                                                                      -------
                             TOTAL                                                    $  0.00
                                                                                      =======

Cape Cod Light, L.L.C. has a claim against the United States of America, through the Department of Transportation, Maritime Administration, for amounts due and owing under the escrow account established by that certain Security Agreement relating to United States Government Guaranteed Ship Financing Obligations between Cape Cod Light, L.L.C. and the United States of America dated October 16, 2000.

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                  UNITED STATES BANKRUPTCY COURT                  1/4/02
                        DISTRICT OF DELAWARE                      Page 6 of 8

In re:  CAPE COD LIGHT, L.L.C.                        Case No:  01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B22

ASSET ID       DESCRIPTION                          LOCATION                       NET BOOK VALUE
--------       -----------                          --------                       --------------

475            LIQUOR LICENSE                       STATE OF NEW YORK                 UNKNOWN
               LICENSE.CERTIFICATE# 511451

476            LIQUOR LICENSE                       STATE OF VIRGINIA                 UNKNOWN
               LICENSE/CERTIFICATE # 012332

474            LIQUOR LICENSE:                      STATE OF FLORIDA                  UNKNOWN
               LICENSE/CERTIFICATE# 7927
                                                                                      ------
                                               TOTAL                                  $ 0.00
                                                                                      ======

                  UNITED STATES BANKRUPTCY COURT                  1/4/02
                        DISTRICT OF DELAWARE                      Page 7 of 8

In re:  CAPE COD LIGHT, L.L.C.                        Case No:  01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28

ASSET ID       DESCRIPTION                          LOCATION                       NET BOOK VALUE
--------       -----------                          --------                       --------------

463            INVENTORY:                            CAPE COD LIGHT                 $217,563.69
               HOTEL SUPPLY
                                                                                    -----------
                                         TOTAL                                      $217,563.69
                                                                                    ===========

Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                  UNITED STATES BANKRUPTCY COURT                  1/4/02
                        DISTRICT OF DELAWARE                      Page 8 of 8

In re:  CAPE COD LIGHT, L.L.C.                          Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33

ASSET ID       DESCRIPTION                   LOCATION                                 NET BOOK VALUE
--------       -----------                   --------                                 --------------

32             CONSTRUCTION IN PROCESS       ROBIN STREET WHARF                       $35,993,283.77
                                             1380 PORT OF NEW ORLEANS PLACE
                                             NEW ORLEANS, LA 70130-1890

509            DEFERRED LOAN COSTS           NEW ORLEANS                              $ 2,630,465.87

508            PREPAID EXPENSES              NEW ORLEANS, LA                          $    74,900.00

                                         TOTAL                                        $38,698,649.64

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAPE COD LIGHT, L.L.C.                       Case Number:01-10962 (EIK)

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

                                  See Attached

 In re: CAPE COD LIGHT, L.L.C.                         Case No:   01-10962 (EIK)

              SCHEDULE D - CREDITORS HOLDING SECURED  CLAIMS


Creditor's Name and          Claim was incurred on or                Contingent                          Amount         Unsecured
Mailing Address              before the date listed below.                                               of Claim       Portion.
Including Zip Code                                                          Unliquidated                                If Any
                             If claim is subject to
               text          setoff, so state.                                      Disputed

                             Date                   Amount                                    Co-
                                                                                              Debt

Sub Schedule                 SECURED BANK DEBT
US DEPT OF TRANSPORTATION                                            X       X       X        X
400 SEVENTH STREET, SW       PRINCIPAL  AMOUNT: $38,500,000.00
WASHINGTON  DC  20590        INTEREST: $1,449,899.00
Creditor: 127054 - 27                                                X               X        X

                             SECURITY AGREEMENT IN SHIP
                             CONSTRUCTION IN PROGRESS
                             SHIP CONSTRUCTION FINANCING                                               $39,949,899.00     $ .00
    Total Sub Schedule:                                                                                $39,949,899.00     $0.00

      Total Schedule D:                                                                                $39,949,899.00     $0.00


                                                                                                       $39,949,899.00     $0.00

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: CAPE COD LIGHT, L.L.C.                       Case Number:01-10962 (EIK )


             SCHEDULE G -- EXECUTORY CONTRACTS AND UNEXPIRED LEASES


Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests.

State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease.

Provide the names and complete mailing addresses of all other parties to each lease or contract described.

NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

LISTING A CONTRACT OR AGREEMENT ON THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH CONTRACT OR AGREEMENT IS AN EXECUTORY CONTRACT OR UNEXPIRED LEASE OR THAT SUCH CONTRACT OR AGREEMENT IS VALID OR ENFORCEABLE. ANY AND ALL OF THE DEBTOR'S RIGHTS, CLAIMS AND CAUSES OF ACTION WITH RESPECT TO THE CONTRACTS AND AGREEMENTS LISTED ON THIS SCHEDULE ARE HEREBY RESERVED AND PRESERVED.

OMISSION OF A CONTRACT OR AGREEMENT FROM THIS SCHEDULE DOES NOT CONSTITUTE AN ADMISSION THAT SUCH OMITTED CONTRACT OR AGREEMENT IS NOT AN EXECUTORY CONTRACT OR UNEXPIRED LEASE. THE DEBTOR'S RIGHTS UNDER THE BANKRUPTCY CODE WITH RESPECT TO ANY SUCH OMITTED CONTRACT OR AGREEMENT ARE NOT IMPAIRED BY THE OMISSION. THIS SCHEDULE MAY BE AMENDED AT ANY TIME TO ADD ANY OMITTED CONTRACT OR AGREEMENT.


[X] Check this box if debtor has no creditors holding executory contracts and unexpired leases to report on this Schedule G.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re: CAPE COD LIGHT, L.L.C.                       Case Number: 01-10962 (EIK)

                                   SCHEDULE H


Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.


CREDITOR                                     CODEBTOR


UNITED STATES DEPARTMENT                     DELTA QUEEN COASTAL VOYAGES LLC
OF TRANSPORTATION                            1380 PORT OF NEW ORLEANS PLACE
MARITIME ADMINISTRATION                      NEW ORLEANS, LA 70130
400 SEVENTH STREET, SW
WASHINGTON  DC  20590